November 15, 2016

STADION DEFENSIVE INTERNATIONAL FUND
Supplement to the Prospectus and Statement of Additional Information each dated September 28, 2016

Effective immediately, Stadion Defensive International Fund (the “Fund”), a series of the Stadion Investment Trust (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective on or after December 30, 2016 (the “Closing Date”). Shares of the Fund are no longer available for purchase.

On November 14, 2016 the Board of Trustees of the Trust (the “Board”), in consultation with the Fund’s investment adviser, Stadion Money Management, LLC (the “Adviser”), determined to discontinue the Fund’s operations. Through the date of the Fund’s liquidation, currently scheduled to take place on the Closing Date, the Adviser will continue to waive fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund’s fees and expenses at their current level, as specified in the Prospectus.

The Board of Trustees has directed that: (i) all of the Fund’s portfolio securities be liquidated to cash in an orderly manner on or before the Closing Date; and (ii) all outstanding shareholder accounts on the Closing Date be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing fund accounts. In addition, the Board of Trustees decided to eliminate the Fund’s contingent deferred sales charges for all shareholder redemptions on or after November 15, 2016. As a result of the liquidation of the Fund’s portfolio securities described above, the Fund’s normal exposure to investments will be reduced and eventually eliminated. Accordingly, shareholders should not expect the Fund to achieve its stated investment objective.

Shareholders may continue to freely redeem their shares on each business day during the Fund’s liquidation process. The distribution of proceeds from the closing of shareholder accounts remaining on the Closing Date will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult with their own tax advisors to understand the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders may choose to authorize, prior to the Closing Date, a direct transfer of their retirement account assets to another tax-deferred retirement account. In addition, shareholders generally have 60 days from the date of the liquidation to invest the proceeds in another IRA or qualified retirement account; otherwise the liquidation proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding this Supplement, please call 866-383-7636.

Investors Should Retain this Supplement for Future Reference